American Century California Tax-Free and Municipal Funds
Prospectus Supplement

California High-Yield Municipal Fund
California Intermediate-Term Tax-Free Bond Fund
California Long-Term Tax-Free Fund
California Tax-Free Money Market Fund

Supplement dated February 21, 2013 ■ Prospectuses dated January 1, 2013

The following replaces the Taxability of Distributions section:

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are generally exempt from regular federal income tax. However, if distributions are federally taxable, such distributions may be designated as qualified dividend income. If so, and if you meet a minimum required holding period with respect to your shares of the fund, such distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

The tax status of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.

If a fund’s distributions exceed its income and net capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will generally be considered taxable income or a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. This tax is not imposed on tax-exempt interest. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

The second sentence in the first paragraph of the Taxes on Transactions section is deleted.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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